Exhibit 99.2 3Q 2019 Earnings Call Supplemental Presentation November 6, 2019Exhibit 99.2 3Q 2019 Earnings Call Supplemental Presentation November 6, 2019

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent the Company’s expectations or beliefs concerning future events. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; risks associated with the Company’s transition to a new loan origination and servicing software system; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including credit risk, repayment risk, and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; risks associated with the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; risks relating to the Company’s asset-backed securitization transactions; changes in interest rates; the risk that the Company’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; the impact of changes in tax laws, guidance, and interpretations, including related to certain provisions of the Tax Cuts and Jobs Act; the timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in the Company’s markets and general changes in the economy (particularly in the markets served by the Company); changes in the competitive environment in which the Company operates or a decrease in the demand for its products; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. Such factors and others are discussed in greater detail in the Company’s filings with the SEC. The Company cannot guarantee future events, results, actions, levels of activity, performance, or achievements. Except to the extent required by law, neither the Company nor any of its respective agents, employees, or advisors intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise. This presentation also contains certain non-GAAP measures. Please refer to the Appendix accompanying this presentation for a reconciliation of non- GAAP measures to the most comparable GAAP measures. The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. 2Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent the Company’s expectations or beliefs concerning future events. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; risks associated with the Company’s transition to a new loan origination and servicing software system; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including credit risk, repayment risk, and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; risks associated with the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; risks relating to the Company’s asset-backed securitization transactions; changes in interest rates; the risk that the Company’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; the impact of changes in tax laws, guidance, and interpretations, including related to certain provisions of the Tax Cuts and Jobs Act; the timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in the Company’s markets and general changes in the economy (particularly in the markets served by the Company); changes in the competitive environment in which the Company operates or a decrease in the demand for its products; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. Such factors and others are discussed in greater detail in the Company’s filings with the SEC. The Company cannot guarantee future events, results, actions, levels of activity, performance, or achievements. Except to the extent required by law, neither the Company nor any of its respective agents, employees, or advisors intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise. This presentation also contains certain non-GAAP measures. Please refer to the Appendix accompanying this presentation for a reconciliation of non- GAAP measures to the most comparable GAAP measures. The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. 2

3Q 19 Highlights

dollars in millions (except per share amounts)	3Q 19	3Q 18	$ Chg B/(W)	% Chg B/(W)
Average Finance Receivables	$1,010.5	$869.1	$141.5	16.3%
Interest & Fee Income	83.1	72.1	11.0	15.2%
Total Revenue	91.7	77.9	13.8	17.7%
Provision for Credit Losses	24.5	23.6	(0.9)	(3.7%)
G&A Expense	40.2	35.9	(4.3)	(12.0%)
Interest Expense	10.3	8.7	(1.6)	(18.5%)
Net Income	12.6	7.4	5.1	68.8%
ROA	4.7%	3.3%	1.4%	42.4%
ROE	17.2%	11.3%	5.9%	52.2%
Diluted EPS	**$1.08**	**$0.61**	**$0.47**	**77.0%**

- **Net income of $12.6 million, or $1.08 diluted EPS**
- **Total revenue growth of 17.7% driven by $141.5 million year-over-year average portfolio growth**
  - Interest and fee income up 15.2% year-over-year on 16.3% increase in average finance receivables
  - Insurance income, net increased by $2.2 million, primarily due to portfolio growth and a $1.2 million reduction in non-file insurance claims filed (corresponding increase in net credit losses and was neutral to net income)
- **Provision for credit losses up 3.7%, or $0.9 million, primarily due to:**
  - 16.3% increase in average finance receivables and $1.2 million of reduced non-file insurance usage
  - 3Q 18 included $3.9 million of incremental hurricane provision for credit losses
- **Operating expense ratio improved 0.6% over prior year to 15.9%**
  - 3Q 19 includes $1.1 million of expense from 12 net new branches that opened since the prior-year period
- **Interest expense increase of 18.5%, primarily due to portfolio growth**

3

18 Consecutive Quarters of Year-Over-Year Double-Digit Portfolio Growth

	Ending Finance Receivables									
in millions	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19	3Q 19
Small Loans (≤ $2,500)	$349	$363	$376	$360	$385	$414	$438	$422	$431	$449
Large Loans (≥ $2,500)	$268	$309	$347	$364	$392	$411	$438	$441	$499	$555
Core Loan Products	**$617**	**$672**	**$723**	**$724**	**$777**	**$825**	**$876**	**$862**	**$930**	**$1,004**
Automobile Loans	$80	$72	$61	$49	$39	$32	$26	$21	$16	$12
Retail Loans	$30	$31	$33	$32	$31	$31	$30	$29	$28	$26
Total	**$727**	**$775**	**$817**	**$805**	**$847**	**$888**	**$932**	**$912**	**$973**	**$1,042**
Total YoY Δ ($)	**$81**	**$79**	**$100**	**$110**	**$120**	**$113**	**$115**	**$107**	**$126**	**$154**
Total YoY Δ (%)	**12.5%**	**11.3%**	**13.9%**	**15.8%**	**16.6%**	**14.6%**	**14.0%**	**13.3%**	**14.9%**	**17.4%**

	vs. 2Q 19		vs. 3Q 18	
in millions	$ Chg I/(D)	% Chg I/(D)	$ Chg I/(D)	% Chg I/(D)
Small Loans (≤ $2,500)	$18	4.2%	$35	8.4%
Large Loans (≥ $2,500)	$56	11.2%	$144	35.0%
Core Loan Products	**$74**	**8.0%**	**$179**	**21.7%**
Automobile Loans	($4)	(22.7%)	($20)	(62.5%)
Retail Loans	($2)	(6.5%)	($5)	(14.8%)
Total	**$69**	**7.1%**	**$154**	**17.4%**

- 18 consecutive quarters of year-over-year double-digit growth in ending finance receivables
- Strong core loan growth of nearly 22% from prior year

4

13 Consecutive Quarters of Year-Over-Year Double-Digit Revenue Growth



Revenue
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
Millions
$65.3
$69.2
$72.1
$72.6
$72.4
$77.9
$83.7
$81.7
$84.3
$91.7
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
Interest and Fee Income
Insurance Income
Other Income

	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19	3Q 19
Sequential Δ	(0.7%)	5.9%	4.2%	0.7%	(0.3%)	7.6%	7.5%	(2.4%)	3.1%	8.8%
YoY Δ	14.0%	10.8%	12.6%	10.3%	10.8%	12.6%	16.1%	12.6%	16.4%	17.7%

- Total revenue increased 17.7% vs. prior-year period
- Interest and fee yield decreased 30 basis points vs. the prior-year period, as large loan portfolio growth outpaced higher yielding small loan growth



Average Finance Receivables
$1,100
$1,000
$900
$800
$700
$600
Millions
$708
$754
$797
$814
$818
$869
$913
$925
$934
$1,011
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19

	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19	3Q 19
Sequential Δ	(0.2%)	6.5%	5.7%	2.2%	0.4%	6.2%	5.0%	1.4%	1.0%	8.1%
YoY Δ	13.3%	11.8%	12.7%	14.8%	15.6%	15.3%	14.5%	13.6%	14.2%	16.3%



Total Revenue and Interest & Fee Yields
40.0%
37.5%
35.0%
32.5%
30.0%
36.9%
36.7%
36.2%
35.7%
35.4%
35.9%
36.7%
35.4%
36.1%
36.3%
33.8%
33.8%
33.3%
32.5%
32.7%
33.2%
32.9%
32.1%
32.5%
32.9%
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
Total Revenue Yield
Interest and Fee Yield

	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19	3Q 19
Sequential Δ	(0.2%)	(0.2%)	(0.5%)	(0.5%)	(0.3%)	0.5%	0.8%	(1.3%)	0.7%	0.2%
YoY Δ	0.2%	(0.3%)	-	(1.4%)	(1.5%)	(0.8%)	0.5%	(0.3%)	0.7%	0.4%

Note: Table above reflects changes in total revenue yield

5

Recent Net Credit Loss Trends • Annualized net credit loss rate increased 50 basis points vs. the prior-year period. The increase includes 40 basis points of additional non- file insurance claims (bankruptcy losses) that shifted to net credit losses following the business policy change implemented in 4Q 18. 14.0% Net Credit Loss Rates 12.0% 10.9% 10.7% 10.2% 9.9% 9.5% 10.0% 9.1% 9.0% 8.2% 7.8% 7.7% 8.0% 6.0% 4.0% 2.0% Net Credit Losses 0.0% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Sequential Δ (1.0%) (2.1%) 1.2% 1.2% (0.7%) (1.8%) 1.4% 1.8% (0.2%) (2.5%) Year/Year Δ 1.3% (0.2%) (0.8%) (0.7%) (0.4%) (0.1%) 0.1% 0.7% 1.2% 0.5% Net credit loss rate above includes: Non-file claims 0.9% 0.5% 0.4% 0.3% 0.2% 0.3% 0.8% 0.7% 0.7% 0.7% Bulk debt sale proceeds - (0.5%) - - - - - - - - Hurricane losses - - - 0.4% 0.5% - 0.1% 0.4% 0.6% - 6 Annualized % of AFRRecent Net Credit Loss Trends • Annualized net credit loss rate increased 50 basis points vs. the prior-year period. The increase includes 40 basis points of additional non- file insurance claims (bankruptcy losses) that shifted to net credit losses following the business policy change implemented in 4Q 18. 14.0% Net Credit Loss Rates 12.0% 10.9% 10.7% 10.2% 9.9% 9.5% 10.0% 9.1% 9.0% 8.2% 7.8% 7.7% 8.0% 6.0% 4.0% 2.0% Net Credit Losses 0.0% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Sequential Δ (1.0%) (2.1%) 1.2% 1.2% (0.7%) (1.8%) 1.4% 1.8% (0.2%) (2.5%) Year/Year Δ 1.3% (0.2%) (0.8%) (0.7%) (0.4%) (0.1%) 0.1% 0.7% 1.2% 0.5% Net credit loss rate above includes: Non-file claims 0.9% 0.5% 0.4% 0.3% 0.2% 0.3% 0.8% 0.7% 0.7% 0.7% Bulk debt sale proceeds - (0.5%) - - - - - - - - Hurricane losses - - - 0.4% 0.5% - 0.1% 0.4% 0.6% - 6 Annualized % of AFR

Recent Provision Trends $70.0 14% Provision for Credit Losses Allowance as % of Ending Finance Receivables $30.0 35.0% 30.5% 30.3% $60.0 12% 29.1% $60.9 28.6% 28.5% 28.3% 26.7% 30.0% $58.3 27.9% $57.2 $25.0 27.0% 26.9% $56.4 $25.7 $55.3 $50.0 10% $23.7 $23.6 $23.3 25.0% $48.9 $48.5 $24.5 $47.4 $47.8 $20.0 $20.2 $20.2 $40.0 8% $19.5 $42.0 $19.5 $18.6 20.0% 6.3% 6.2% 6.2% 6.1% 6.0% 5.9% 5.9% 5.8% 5.8% 5.7% $15.0 $30.0 6% 15.0% 11.0% 10.9% 10.5% 10.7% 10.4% 10.1% 9.8% 9.9% $10.0 9.6% 9.7% $20.0 4% 10.0% $5.0 $10.0 2% 5.0% $0.0 0% $0.0 0.0% (1) Provision % of Revenue % of AFR Allowance for Credit Losses % of EFR % of EFR 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 % of Revenue 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Sequential Δ (0.1%) 0.3% (0.1%) (0.1%) (0.2%) 0.5% 0.1% (0.1%) (0.3%) (0.1%) Sequential Δ (0.6%) 0.6% (2.1%) (0.1%) 1.0% 2.4% (2.0%) 0.3% 1.9% (3.8%) YoY Δ 0.2% 0.5% 0.3% - (0.1%) 0.1% 0.3% 0.3% 0.2% (0.4%) YoY Δ 5.1% 2.8% (3.3%) (2.2%) (0.6%) 1.2% 1.3% 1.7% 2.6% (3.6%) % of AFR (1) 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Sequential Δ (0.3%) 0.2% (0.9%) (0.2%) 0.3% 1.0% (0.5%) (0.3%) 0.9% (1.3%) YoY Δ 1.9% 1.0% (1.2%) (1.2%) (0.6%) 0.2% 0.6% 0.5% 1.1% (1.2%) (1) The percentage of average finance receivables has been annualized 7 Allowance for Credit Losses (in millions) Allowance as % of EFR Provision for Credit Losses (in millions) % of Revenue and AFRRecent Provision Trends $70.0 14% Provision for Credit Losses Allowance as % of Ending Finance Receivables $30.0 35.0% 30.5% 30.3% $60.0 12% 29.1% $60.9 28.6% 28.5% 28.3% 26.7% 30.0% $58.3 27.9% $57.2 $25.0 27.0% 26.9% $56.4 $25.7 $55.3 $50.0 10% $23.7 $23.6 $23.3 25.0% $48.9 $48.5 $24.5 $47.4 $47.8 $20.0 $20.2 $20.2 $40.0 8% $19.5 $42.0 $19.5 $18.6 20.0% 6.3% 6.2% 6.2% 6.1% 6.0% 5.9% 5.9% 5.8% 5.8% 5.7% $15.0 $30.0 6% 15.0% 11.0% 10.9% 10.5% 10.7% 10.4% 10.1% 9.8% 9.9% $10.0 9.6% 9.7% $20.0 4% 10.0% $5.0 $10.0 2% 5.0% $0.0 0% $0.0 0.0% (1) Provision % of Revenue % of AFR Allowance for Credit Losses % of EFR % of EFR 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 % of Revenue 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Sequential Δ (0.1%) 0.3% (0.1%) (0.1%) (0.2%) 0.5% 0.1% (0.1%) (0.3%) (0.1%) Sequential Δ (0.6%) 0.6% (2.1%) (0.1%) 1.0% 2.4% (2.0%) 0.3% 1.9% (3.8%) YoY Δ 0.2% 0.5% 0.3% - (0.1%) 0.1% 0.3% 0.3% 0.2% (0.4%) YoY Δ 5.1% 2.8% (3.3%) (2.2%) (0.6%) 1.2% 1.3% 1.7% 2.6% (3.6%) % of AFR (1) 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Sequential Δ (0.3%) 0.2% (0.9%) (0.2%) 0.3% 1.0% (0.5%) (0.3%) 0.9% (1.3%) YoY Δ 1.9% 1.0% (1.2%) (1.2%) (0.6%) 0.2% 0.6% 0.5% 1.1% (1.2%) (1) The percentage of average finance receivables has been annualized 7 Allowance for Credit Losses (in millions) Allowance as % of EFR Provision for Credit Losses (in millions) % of Revenue and AFR

Seasonal Pattern of Delinquency

REGIONAL MANAGEMENT

- 3Q 19 delinquency is down slightly from prior year largely due to new credit scorecards
  - 30+ days past due of 6.6% is 50 basis points lower than prior year
  - 90+ days past due of 2.8% is 10 basis points lower than prior year



30+ & 90+ Delinquency Rates
Delinquency in Millions
% of Ending Finance Receivables
$75.0
$60.0
$45.0
$30.0
$15.0
$0.0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
$19.6
$22.7
$27.5
$26.4
$22.0
$25.5
$32.3
$31.6
$26.2
$29.5
6.5%
6.8%
7.5%
6.5%
6.3%
7.1%
7.7%
7.0%
6.4%
6.6%
2.7%
2.9%
3.4%
3.3%
2.6%
2.9%
3.5%
3.5%
2.7%
2.8%
$27.7
$30.3
$34.0
$26.4
$31.0
$37.6
$39.9
$31.9
$36.0
$39.1
30-89 Days
90-179 Days
30+ DQ %
90+ DQ %

30+ DQ	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19	3Q 19
Sequential Δ	-	0.3%	0.7%	(1.0%)	(0.2%)	0.8%	0.6%	(0.7%)	(0.6%)	0.2%
YoY Δ	(0.3%)	(0.3%)	0.1%	-	(0.2%)	0.3%	0.2%	0.5%	0.1%	(0.5%)

90+ DQ	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19	3Q 19
Sequential Δ	(0.3%)	0.2%	0.5%	(0.1%)	(0.7%)	0.3%	0.6%	-	(0.8%)	0.1%
YoY Δ	-	(0.2%)	(0.1%)	0.3%	(0.1%)	-	0.1%	0.2%	0.1%	(0.1%)

8

Achieving Operating Leverage While Investing in Our Business Operating Expense Ratio $50.0 19.0% 18.0% $40.2 17.9% $40.0 $38.2 18.0% $37.7 $36.6 $35.9 $34.6 $34.0 $33.8 $33.2 $31.6 17.0% $30.0 17.0% 17.1% 16.5% 16.5% 16.2% 16.2% 16.1% 15.9% $20.0 16.0% $10.0 15.0% $0.0 14.0% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Total SG&A Expenses % of AFR (1) As % of AFR (1) 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Year/Year Δ (1.0%) (0.1%) 0.8% (0.7%) (1.7%) (1.5%) (1.0%) (0.5%) - (0.6%) (1) Annualized general and administrative expenses as a percentage of average finance receivables 9 Millions % of AFRAchieving Operating Leverage While Investing in Our Business Operating Expense Ratio $50.0 19.0% 18.0% $40.2 17.9% $40.0 $38.2 18.0% $37.7 $36.6 $35.9 $34.6 $34.0 $33.8 $33.2 $31.6 17.0% $30.0 17.0% 17.1% 16.5% 16.5% 16.2% 16.2% 16.1% 15.9% $20.0 16.0% $10.0 15.0% $0.0 14.0% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Total SG&A Expenses % of AFR (1) As % of AFR (1) 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Year/Year Δ (1.0%) (0.1%) 0.8% (0.7%) (1.7%) (1.5%) (1.0%) (0.5%) - (0.6%) (1) Annualized general and administrative expenses as a percentage of average finance receivables 9 Millions % of AFR

Achieving Operating Leverage While Investing in Our Business Efficiency Ratio $50.0 50.0% 48.9% 48.4% $40.2 47.6% $38.2 $40.0 48.0% 47.2% $37.7 $36.6 $35.9 46.7% $33.8 $33.2 $31.6 $34.6 46.0% $34.0 $30.0 46.0% 44.8% 45.9% 43.7% 43.8% $20.0 44.0% $10.0 42.0% $0.0 40.0% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Total SG&A Expenses % of Revenue As % of Revenue 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Year/Year Δ (3.1%) 0.2% 2.2% (0.2%) (2.5%) (2.9%) (3.5%) (0.9%) (1.1%) (2.2%) 10 Millions % of RevenueAchieving Operating Leverage While Investing in Our Business Efficiency Ratio $50.0 50.0% 48.9% 48.4% $40.2 47.6% $38.2 $40.0 48.0% 47.2% $37.7 $36.6 $35.9 46.7% $33.8 $33.2 $31.6 $34.6 46.0% $34.0 $30.0 46.0% 44.8% 45.9% 43.7% 43.8% $20.0 44.0% $10.0 42.0% $0.0 40.0% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Total SG&A Expenses % of Revenue As % of Revenue 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Year/Year Δ (3.1%) 0.2% 2.2% (0.2%) (2.5%) (2.9%) (3.5%) (0.9%) (1.1%) (2.2%) 10 Millions % of Revenue

Interest Expense Trend $12.0 12.0% $10.3 $9.8 $9.7 $9.6 $10.0 10.0% $8.7 $7.9 $8.0 8.0% $7.2 $6.8 $6.7 $6.0 6.0% $5.2 4.2% 4.2% 4.2% 4.1% 4.0% 3.9% 3.5% 3.5% $4.0 3.4% 4.0% 3.0% $2.0 2.0% $0.0 0.0% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Interest Expense % of AFR (1) % of AFR (1) 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 YoY Δ (0.1%) 0.5% 0.4% 0.6% 0.9% 0.5% 0.8% 0.7% 0.3% 0.1% • Currently have $350 million notional amount of interest rate caps to hedge against rapid rate increases (1) Annualized interest expense as a percentage of average finance receivables 11 Millions % of AFRInterest Expense Trend $12.0 12.0% $10.3 $9.8 $9.7 $9.6 $10.0 10.0% $8.7 $7.9 $8.0 8.0% $7.2 $6.8 $6.7 $6.0 6.0% $5.2 4.2% 4.2% 4.2% 4.1% 4.0% 3.9% 3.5% 3.5% $4.0 3.4% 4.0% 3.0% $2.0 2.0% $0.0 0.0% 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Interest Expense % of AFR (1) % of AFR (1) 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 YoY Δ (0.1%) 0.5% 0.4% 0.6% 0.9% 0.5% 0.8% 0.7% 0.3% 0.1% • Currently have $350 million notional amount of interest rate caps to hedge against rapid rate increases (1) Annualized interest expense as a percentage of average finance receivables 11 Millions % of AFR

Funding Enhancements Senior Revolver Warehouse Facility RMIT 2019-1 Amendment Amendment Securitization § Extended the maturity to § Extended the maturity to § $130 million of new fixed-rate September 2022 April 2022 debt through the securitization market § Changed Agent to Wells Fargo § Reduced pricing by 5 basis points § Continued strong investor § Increased advance rate on demand and interest in RM convenience check loans, § Added flexibility to continue paper which increases borrowing making larger large loans capacity § Lowest cost of funds transaction to date (weighted § Negotiated better covenants average rate of 3.17%) and legal provisions § Added a new lender § Added flexibility to execute on small loan securitizations and warehouse facilities 12Funding Enhancements Senior Revolver Warehouse Facility RMIT 2019-1 Amendment Amendment Securitization § Extended the maturity to § Extended the maturity to § $130 million of new fixed-rate September 2022 April 2022 debt through the securitization market § Changed Agent to Wells Fargo § Reduced pricing by 5 basis points § Continued strong investor § Increased advance rate on demand and interest in RM convenience check loans, § Added flexibility to continue paper which increases borrowing making larger large loans capacity § Lowest cost of funds transaction to date (weighted § Negotiated better covenants average rate of 3.17%) and legal provisions § Added a new lender § Added flexibility to execute on small loan securitizations and warehouse facilities 12

Strong Funding Profile Debt Capacity • As of September 30, 2019, total undrawn capacity was $400 $94 $311 million (subject to $95 $74 borrowing base) $120 $43 $300 $34 $101 $34 • Fixed rate debt represents $59 $69 $200 39% of total debt $339 $312 $294 $287 $277 $257 $224 $100 $193 $188 $179 • $130 million securitization in 4Q 19 will increase capacity and move $130 million to 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 fixed-rate debt Undrawn Senior Revolver Capacity Undrawn Warehouse Capacity Funded Debt Ratios 3.00 Fixed vs Variable Debt 2.59 2.50 2.51 2.45 2.39 100% 2.37 2.50 90% 80% 2.00 70% 54.2% 61.1% 60% 1.50 90.7% 50% 40% 1.00 0.69 0.69 0.68 30% 20% 45.8% 0.50 38.9% 10% 9.3% 0% 2017 2018 3Q 19 2017 2018 3Q 19 Funded Debt Ratio (Debt / Assets) Funded Debt-to-Equity % Fixed Debt % Variable Debt Funded Debt-to-Tangible Equity (1) Interest 3.2% 3.9% 4.1% Expense % (1) YTD interest expense annualized as a percentage of average finance receivables 13 MillionsStrong Funding Profile Debt Capacity • As of September 30, 2019, total undrawn capacity was $400 $94 $311 million (subject to $95 $74 borrowing base) $120 $43 $300 $34 $101 $34 • Fixed rate debt represents $59 $69 $200 39% of total debt $339 $312 $294 $287 $277 $257 $224 $100 $193 $188 $179 • $130 million securitization in 4Q 19 will increase capacity and move $130 million to 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 fixed-rate debt Undrawn Senior Revolver Capacity Undrawn Warehouse Capacity Funded Debt Ratios 3.00 Fixed vs Variable Debt 2.59 2.50 2.51 2.45 2.39 100% 2.37 2.50 90% 80% 2.00 70% 54.2% 61.1% 60% 1.50 90.7% 50% 40% 1.00 0.69 0.69 0.68 30% 20% 45.8% 0.50 38.9% 10% 9.3% 0% 2017 2018 3Q 19 2017 2018 3Q 19 Funded Debt Ratio (Debt / Assets) Funded Debt-to-Equity % Fixed Debt % Variable Debt Funded Debt-to-Tangible Equity (1) Interest 3.2% 3.9% 4.1% Expense % (1) YTD interest expense annualized as a percentage of average finance receivables 13 Millions

Continued Growth Opportunity from Existing and De Novo Branches

- Same store[1] portfolio growth in 3Q 19 of 15.9% vs. 14.4% in the prior-year period
- Considerable growth opportunities in our existing branch footprint, particularly from branches opened within the last 3 years
- Plan to open approximately 25 to 30 de novo branches next year


Ending Finance Receivables Per Branch
Ending Finance Receivables (in thousands)
EFR Per Branch (as of 9/30/18)
EFR Per Branch (as of 9/30/19)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$246
$804
$2,019
$2,461
$2,539
$3,117
$2,717
$3,099
< 1 YEARS
1-3 YEARS
3-5 YEARS
5+ YEARS

	< 1 YEARS	1-3 YEARS	3-5 YEARS	5+ YEARS
# of Branches (as of 09/30/19)	26	13	42	277
# of Branches (as of 09/30/18)	8	33	52	253

(1) Same store sales are based on branches more than 1 year old

14

Digitally Sourced Originations Continue to Accelerate

- Digital originations are sourced from either our affiliate partnerships or directly from our website
- All digitally sourced loans are underwritten in our branches by our custom credit scorecards and serviced by our branches
- As of 3Q 19, our digitally sourced volume represented approximately 21% of our total new borrower volume, inclusive of new direct mail and branch originations



Digitally Sourced Origination Volume Trend
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Thousands
24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
% of New Borrower Volume
$5,989
13.3%
$9,540
15.0%
$10,803
16.4%
$11,624
18.9%
$6,220
14.1%
$12,174
18.5%
$15,953
20.8%
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
Small Loans
Large Loans
% of New Borrowers

15

AppendixAppendix

Consolidated Income Statements in thousands 3Q 19 3Q 18 2018 2017 2016 2015 Revenue Interest and fee income $ 83,089 $ 72,128 $ 280,121 $ 249,034 $ 220,963 $ 195,794 Insurance income, net 5,087 2 ,898 1 4,793 13,061 9,456 11,654 Other income 3,531 2 ,890 1 1,792 10,364 10,099 9,858 Total revenue 91,707 77,916 306,706 272,459 240,518 217,306 Expenses Provision for credit losses 24,515 23,640 8 7,056 77,339 63,014 47,348 Personnel 23,791 21,376 8 4,068 75,992 68,979 69,247 Occupancy 6,367 5 ,490 2 2,519 21,530 20,059 17,313 Marketing 2,397 2 ,132 7,745 7,128 6,837 7,017 Other 7,612 6 ,863 2 5,952 26,305 22,757 22,021 Total general and administrative 40,167 35,861 140,284 130,955 118,632 115,598 Interest expense 10,348 8 ,729 3 3,464 23,908 19,924 16,221 Income before income taxes 16,677 9 ,686 4 5,902 40,257 38,948 38,139 Income taxes 4,105 2 ,237 1 0,557 10,294 14,917 14,774 Net income $ 12,572 $ 7 ,449 $ 35,345 $ 29,963 $ 24,031 $ 23,365 17Consolidated Income Statements in thousands 3Q 19 3Q 18 2018 2017 2016 2015 Revenue Interest and fee income $ 83,089 $ 72,128 $ 280,121 $ 249,034 $ 220,963 $ 195,794 Insurance income, net 5,087 2 ,898 1 4,793 13,061 9,456 11,654 Other income 3,531 2 ,890 1 1,792 10,364 10,099 9,858 Total revenue 91,707 77,916 306,706 272,459 240,518 217,306 Expenses Provision for credit losses 24,515 23,640 8 7,056 77,339 63,014 47,348 Personnel 23,791 21,376 8 4,068 75,992 68,979 69,247 Occupancy 6,367 5 ,490 2 2,519 21,530 20,059 17,313 Marketing 2,397 2 ,132 7,745 7,128 6,837 7,017 Other 7,612 6 ,863 2 5,952 26,305 22,757 22,021 Total general and administrative 40,167 35,861 140,284 130,955 118,632 115,598 Interest expense 10,348 8 ,729 3 3,464 23,908 19,924 16,221 Income before income taxes 16,677 9 ,686 4 5,902 40,257 38,948 38,139 Income taxes 4,105 2 ,237 1 0,557 10,294 14,917 14,774 Net income $ 12,572 $ 7 ,449 $ 35,345 $ 29,963 $ 24,031 $ 23,365 17

Consolidated Balance Sheets in thousands 3Q 19 3Q 18 2018 2017 2016 2015 Cash $ 2,044 $ 517 $ 3,657 $ 5,230 $ 4,446 $ 7,654 Gross finance receivables 1,404,172 1,175,797 1 ,237,526 1 ,066,650 916,954 785,042 Unearned finance charges and insurance premiums (361,986) (287,721) (305,283) (249,187) (199,179) (156,598) Finance receivables 1,042,186 8 88,076 932,243 817,463 717,775 628,444 Allowance for credit losses (60,900) (55,300) (58,300) (48,910) (41,250) (37,452) Net finance receivables 981,286 8 32,776 873,943 768,553 676,525 590,992 Restricted cash 43,659 29,327 46,484 16,787 8,297 10,506 Lease assets 25,688 - - - - - Property and equipment 14,512 12,540 13,926 12,294 11,693 9,049 Intangible assets 9 ,574 10,429 10,010 10,607 6,448 3,023 Deferred tax asset 1 ,445 - - - 33 1,982 Other assets 7 ,964 7,690 8,375 16,012 4,782 3,167 Total assets $ 1,086,172 $ 893,279 $ 956,395 $ 829,483 $ 712,224 $ 626,373 Long-term debt $ 743,835 $ 611,593 $ 660,507 $ 571,496 $ 491,678 $ 411,177 Unamortized debt issuance costs (7,828) (7,216) (9,158) (4,950) (2,152) (2,692) Net long-term debt 736,007 6 04,377 651,349 566,546 489,526 408,485 Lease liabilities 27,714 - - - - - Accounts payable and accrued expenses 25,764 19,510 25,138 18,565 15,223 12,661 Deferred tax liability - 1,963 747 4,961 - - Total liabilities 789,485 6 25,850 677,234 590,072 504,749 421,146 Common stock 1 ,351 1,334 1,332 1,321 1,300 1,291 Additional paid-in capital 101,682 97,814 98,778 94,384 92,432 89,178 Retained earnings 233,146 1 93,327 204,097 168,752 138,789 114,758 Treasury stock (39,492) (25,046) (25,046) (25,046) (25,046) - Total stockholders' equity 296,687 2 67,429 279,161 239,411 207,475 205,227 Total liabilities and stockholders' equity $ 1,086,172 $ 893,279 $ 956,395 $ 829,483 $ 712,224 $ 626,373 18Consolidated Balance Sheets in thousands 3Q 19 3Q 18 2018 2017 2016 2015 Cash $ 2,044 $ 517 $ 3,657 $ 5,230 $ 4,446 $ 7,654 Gross finance receivables 1,404,172 1,175,797 1 ,237,526 1 ,066,650 916,954 785,042 Unearned finance charges and insurance premiums (361,986) (287,721) (305,283) (249,187) (199,179) (156,598) Finance receivables 1,042,186 8 88,076 932,243 817,463 717,775 628,444 Allowance for credit losses (60,900) (55,300) (58,300) (48,910) (41,250) (37,452) Net finance receivables 981,286 8 32,776 873,943 768,553 676,525 590,992 Restricted cash 43,659 29,327 46,484 16,787 8,297 10,506 Lease assets 25,688 - - - - - Property and equipment 14,512 12,540 13,926 12,294 11,693 9,049 Intangible assets 9 ,574 10,429 10,010 10,607 6,448 3,023 Deferred tax asset 1 ,445 - - - 33 1,982 Other assets 7 ,964 7,690 8,375 16,012 4,782 3,167 Total assets $ 1,086,172 $ 893,279 $ 956,395 $ 829,483 $ 712,224 $ 626,373 Long-term debt $ 743,835 $ 611,593 $ 660,507 $ 571,496 $ 491,678 $ 411,177 Unamortized debt issuance costs (7,828) (7,216) (9,158) (4,950) (2,152) (2,692) Net long-term debt 736,007 6 04,377 651,349 566,546 489,526 408,485 Lease liabilities 27,714 - - - - - Accounts payable and accrued expenses 25,764 19,510 25,138 18,565 15,223 12,661 Deferred tax liability - 1,963 747 4,961 - - Total liabilities 789,485 6 25,850 677,234 590,072 504,749 421,146 Common stock 1 ,351 1,334 1,332 1,321 1,300 1,291 Additional paid-in capital 101,682 97,814 98,778 94,384 92,432 89,178 Retained earnings 233,146 1 93,327 204,097 168,752 138,789 114,758 Treasury stock (39,492) (25,046) (25,046) (25,046) (25,046) - Total stockholders' equity 296,687 2 67,429 279,161 239,411 207,475 205,227 Total liabilities and stockholders' equity $ 1,086,172 $ 893,279 $ 956,395 $ 829,483 $ 712,224 $ 626,373 18

Balance Sheet Metrics In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non- GAAP financial measures. We utilize non-GAAP measures as additional metrics to aid in, and enhance, the understanding of our financial results. Tangible assets, tangible equity, funded debt to tangible equity, tangible equity to tangible assets, and tangible equity per share are non-GAAP measures. We use these non-GAAP measures to evaluate and manage our capital and leverage position. We also believe that these non-GAAP measures are commonly used in the financial services industry and provide useful information to users of our financial statements in the evaluation of our capital and leverage position. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following table provides a reconciliation of GAAP measures to non-GAAP measures. in thousands 3Q 19 3Q 18 2018 2017 2016 2015 Total assets $ 1,086,172 $ 893,279 $ 956,395 $ 829,483 $ 712,224 $ 626,373 Less: Intangible assets 9,574 10,429 10,010 10,607 6,448 3,023 Tangible assets (non-GAAP) 1,076,598 8 82,850 9 46,385 8 18,876 7 05,776 6 23,350 Gross long-term debt 743,835 6 11,593 6 60,507 5 71,496 4 91,678 4 11,177 Total stockholders' equity 296,687 2 67,429 2 79,161 2 39,411 2 07,475 2 05,227 Less: Intangible assets 9,574 10,429 10,010 10,607 6,448 3,023 Tangible common equity (non-GAAP) $ 287,113 $ 257,000 $ 269,151 $ 228,804 $ 201,027 $ 202,204 Diluted weighted-average shares 11,677 12,133 12,078 11,783 12,085 13,074 Funded debt-to-equity 2.51 2 .29 2 .37 2 .39 2 .37 2 .00 Funded debt-to-tangible equity (non-GAAP) 2.59 2 .38 2 .45 2 .50 2 .45 2 .03 Total stockholders' equity to total assets 27.3% 29.9% 29.2% 28.9% 29.1% 32.8% Tangible equity to tangible assets (non-GAAP) 26.7% 29.1% 28.4% 27.9% 28.5% 32.4% Total stockholders' equity per share $ 25.41 $ 22.04 $ 23.11 $ 20.32 $ 17.17 $ 15.70 Tangible equity per share (non-GAAP) $ 24.59 $ 21.18 $ 22.28 $ 19.42 $ 16.63 $ 15.47 19Balance Sheet Metrics In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non- GAAP financial measures. We utilize non-GAAP measures as additional metrics to aid in, and enhance, the understanding of our financial results. Tangible assets, tangible equity, funded debt to tangible equity, tangible equity to tangible assets, and tangible equity per share are non-GAAP measures. We use these non-GAAP measures to evaluate and manage our capital and leverage position. We also believe that these non-GAAP measures are commonly used in the financial services industry and provide useful information to users of our financial statements in the evaluation of our capital and leverage position. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following table provides a reconciliation of GAAP measures to non-GAAP measures. in thousands 3Q 19 3Q 18 2018 2017 2016 2015 Total assets $ 1,086,172 $ 893,279 $ 956,395 $ 829,483 $ 712,224 $ 626,373 Less: Intangible assets 9,574 10,429 10,010 10,607 6,448 3,023 Tangible assets (non-GAAP) 1,076,598 8 82,850 9 46,385 8 18,876 7 05,776 6 23,350 Gross long-term debt 743,835 6 11,593 6 60,507 5 71,496 4 91,678 4 11,177 Total stockholders' equity 296,687 2 67,429 2 79,161 2 39,411 2 07,475 2 05,227 Less: Intangible assets 9,574 10,429 10,010 10,607 6,448 3,023 Tangible common equity (non-GAAP) $ 287,113 $ 257,000 $ 269,151 $ 228,804 $ 201,027 $ 202,204 Diluted weighted-average shares 11,677 12,133 12,078 11,783 12,085 13,074 Funded debt-to-equity 2.51 2 .29 2 .37 2 .39 2 .37 2 .00 Funded debt-to-tangible equity (non-GAAP) 2.59 2 .38 2 .45 2 .50 2 .45 2 .03 Total stockholders' equity to total assets 27.3% 29.9% 29.2% 28.9% 29.1% 32.8% Tangible equity to tangible assets (non-GAAP) 26.7% 29.1% 28.4% 27.9% 28.5% 32.4% Total stockholders' equity per share $ 25.41 $ 22.04 $ 23.11 $ 20.32 $ 17.17 $ 15.70 Tangible equity per share (non-GAAP) $ 24.59 $ 21.18 $ 22.28 $ 19.42 $ 16.63 $ 15.47 19